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                                                                      Exhibit 24
                                POWER OF ATTORNEY


                  The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby severally constitute and appoint DENNIS W. BAKKE, BARRY J. SHARP and WILLIAM R. LURASCHI and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to approve and sign for and in the name of the undersigned in the capacities indicated below the Registration Statement on Form S-4 (the "Registration Statement") relating to shares of Common Stock, par value $.01 per share (the "Common Stock"), of The AES Corporation, a Delaware corporation ("AES"), issuable to the holders of shares of Class A Common Stock, par value $.01 per share, of AES China Generating Co. Ltd., a Bermuda company ("Chigen"), in connection with the merger of a special purpose subsidiary of AES with and into Chigen, any and all exhibits, amendments and supplements thereto, including any and all new or revised prospectuses relating thereto or supplements thereto and including any additional registration statements relating to the same offering of the Common Stock as the Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and any other documents necessary, appropriate or desirable in connection therewith, and to file the same and to do and perform each and every act and thing necessary, appropriate or desirable in connection therewith.

                  This Power of Attorney may be executed in counterparts, which together shall constitute one and the same instrument.

             Signature                                Position with                         Date
             ---------                                -------------                         ----
                                                          AES
                                                          ---
/s/ Roger W. Sant                                     Chairman of the                 November 11, 1996
---------------------------                           Board and Director
    Roger W. Sant

/s/ Dennis W. Bakke                                   President, Chief                November 11, 1996
---------------------------                           Executive Officer and
    Dennis W. Bakke                                   Director (Principal
                                                      Executive Officer)

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
---------------------------                         Director             November   , 1996
Vicki-Ann Assevero

/s/ Alice F. Emerson                                Director             November 11, 1996
---------------------------
Dr. Alice F. Emerson

/s/ Robert F. Hemphill, Jr.                         Director             November 11, 1996
---------------------------
    Robert F. Hemphill, Jr.

/s/ Frank Jungers                                   Director             November 11, 1996
---------------------------
    Frank Jungers

/s/ Henry R. Linden                                 Director             November 11, 1996
---------------------------
    Dr. Henry R. Linden

/s/ Russell E. Train                                Director             November 11, 1996
---------------------------
    Russell E. Train

/s/ Thomas I. Unterberg                             Director             November 11, 1996
---------------------------
    Thomas I. Unterberg

/s/ Robert H. Waterman, Jr.                         Director             November 11, 1996
---------------------------
    Robert H. Waterman, Jr.

/s/ Barry J. Sharp                                  Vice President       November 11, 1996
---------------------------                         and Chief
    Barry J. Sharp                                  Financial
                                                    Officer
                                                    (Principal
                                                    Financial and
                                                    Accounting
                                                    Officer)




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